                                                                    Exhibit 10.5

                                     WARRANT

                       To Purchase Class A Common Stock of

                                   CYNET, INC.

                                 Warrant No. 416
                No. of Shares of Class A Common Stock: 4,779,693

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.         DEFINITIONS........................................................1

2.         EXERCISE OF WARRANT................................................5

           2.1.  Manner of Exercise...........................................5

           2.2.  Payment of Taxes.............................................6

           2.3.  Fractional Shares............................................7

           2.4.  Continued Validity...........................................7

3.         TRANSFER, DIVISION AND COMBINATION.................................7

           3.1.  Transfer.....................................................7

           3.2.  Division and Combination.....................................8

           3.3.  Expenses.....................................................8

           3.4.  Maintenance of Books.........................................8

4.         ADJUSTMENTS........................................................8

           4.1.  Stock Dividends, Subdivisions and Combinations...............8

           4.2.  Certain Other Distributions..................................9

           4.3.  Other Provisions Applicable to Adjustments under
                 This Section................................................10

           4.4.  Reorganization, Reclassification, Merger, Consolidation
                 or Disposition of Assets....................................11

           4.5.  Other Action Affecting Common Stock.........................12

           4.6.  Certain Limitations.........................................12

5.         NOTICES TO WARRANT HOLDERS........................................12

           5.1.  Notice of Adjustments.......................................12


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                                TABLE OF CONTENTS
                                  (continued)

                                                                           Page
                                                                           ----
           5.2.  Notice of Corporate Action..................................12

6.         NO IMPAIRMENT.....................................................13

7.         RESERVATION AND AUTHORIZATION OF COMMON STOCK;
           REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
           AUTHORITY.........................................................14

8.         TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS................15

9.         RESTRICTIONS ON TRANSFERABILITY...................................15

           9.1.  Restrictive Legend..........................................15

           9.2.  Notice of Proposed Transfers; Requests for Registration.....16

           9.3.  Required Registration.......................................16

           9.4.  Incidental Registration.....................................17

           9.5.  Registration Procedures.....................................18

           9.6.  Expenses....................................................20

           9.7.  Indemnification and Contribution............................20

           9.8.  Termination of Restrictions.................................21

           9.9.  Listing on Securities Exchange..............................22

           9.10.  Certain Limitations on Registration Rights.................22

           9.11.  Selection of Managing Underwriters.........................23

10.        SUPPLYING INFORMATION.............................................23

11.        LOSS OR MUTILATION................................................23


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

                                TABLE OF CONTENTS
                                  (continued)

                                                                           Page
                                                                           ----
12.        OFFICE OF COMPANY.................................................23

13.        FINANCIAL AND BUSINESS INFORMATION................................24

14.        APPRAISAL.........................................................24

15.        LIMITATION OF LIABILITY...........................................24

16.        MISCELLANEOUS.....................................................24

           16.1.  Nonwaiver and Expenses.....................................24

           16.2.  Notice Generally...........................................25

           16.3.  Indemnification............................................25

           16.4.  Remedies...................................................26

           16.5.  Successors and Assigns.....................................26

           16.6.  Amendment..................................................26

           16.7.  Severability...............................................26

           16.8.  Headings...................................................26

           16.9.  Governing Law..............................................27

           SIGNATURE 1


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                                                                            Page
                                                                            ----
EXHIBITS

Exhibit A - Subscription Form
Exhibit B - Assignment Form


                                       iv
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THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Class A Common Stock:  4,779,693              Warrant No. 416


                                     WARRANT

                       To Purchase Class A Common Stock of

                                   CYNET, INC.

            THIS IS TO CERTIFY THAT [McIntosh Entities ...], or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from CYNET, INC., a Texas corporation ("Company"), 4,779,693 shares of Class A Common Stock (as subject to adjustment as provided herein) of the Company, in whole or in part, including fractional parts, each at the Current Warrant Price (as defined herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

            As used in this Warrant, the following terms have the respective meanings set forth below:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

            "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange
Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the value of the Company, as determined by an investment banking firm selected in accordance with the terms of Section 14, divided by the number of Fully Diluted Outstanding shares of Common Stock.

            "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day


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of any month immediately preceding such date, divided by the number of Fully
Diluted Outstanding shares of Common Stock as determined in accordance with GAAP by a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Majority Holders.

            "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Texas.

            "Class A Common Stock" shall mean the Class A Common Stock, no par value, of the Company and any capital stock into which such Class A Common Stock may thereafter be changed.

            "Closing Date" shall have the meaning set forth in the Loan
Agreement.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

            "Common Stock" shall mean (except where the context otherwise indicates) the Class A Common Stock, no par value, and Class B Common Stock, no par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.4) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.4. For purposes of Sections 4 and 5.2, any action taken by the Company with respect to the Class B Common Stock but not including a corresponding action with respect to its Class A Common Stock shall nevertheless be deemed to be an action involving the Company's Common Stock, and therefore shall give rise to adjustment under the terms of Sections 4 and 5.2, as applicable, with respect to the shares of Class A Common Stock for which this Warrant is exercisable and the Current Warrant Price.

            "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

            "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date, and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for such Common Stock, the higher of (x) the Book Value per share of such Common Stock at such date, and (y) the average of the daily market prices of such Common Stock for 10 consecutive Business Days ending as of the Business Day immediately prior to such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if such Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

            "Current Warrant Price" shall mean $.16, or; if the Current Warrant Price has been or is required to be adjusted under the terms this Warrant, the price at which a share of Class A Common Stock may be purchased on such date after such adjustment pursuant to this Warrant.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

            "Expiration Date" shall mean March 31 , 2004.

            "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

            "Fundamental Corporate Change" shall have the meaning set forth in
Section 4.8.

            "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

            "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

            "Loan Agreement" shall mean the Loan Agreement dated as of December 28, 2000 by and between Company and , or any successor agreement between such parties.

            "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Class A Common Stock then purchasable upon exercise of all Warrants, whether or not then exercisable.

            "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

            "Notes" shall mean those Promissory Notes issued by the Company evidencing the obligation to repay the loan made by pursuant to the Loan Agreement, including any additional or replacement Promissory Note(s) issued by the Company with respect to amounts of principal and interest arising under the Loan Agreement.

            "Other Property" shall have the meaning set forth in Section 4.4.

            "Outstanding" shall mean, when used with reference to Common Stock or any class thereof, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

            "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).


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            "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

            "Transfer Notice" shall have the meaning set forth in Section 9.2.

            "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Class A Common Stock for which they may be exercised.

            "Warrant Price" shall mean an amount equal to (i) the number of shares of Class A Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

            "Warrant Stock" shall mean the shares of Class A Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2. EXERCISE OF WARRANT

            2.1. Manner of Exercise. From and after the Closing Date and until 5:00 P.M., Houston, Texas time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Class A Common Stock purchasable hereunder.

            In order to exercise this Warrant, in whole or in part, Holder shall deliver to Company at its principal office at 12777 Jones Road, Suite 400, Houston, Texas 77070 or at the office or agency designated by Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Class A Common Stock to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Class A Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Class A Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

            Payment of the Warrant Price shall be made at the option of the Holder by certified or official bank check, by the surrender of any of or all of the Notes duly endorsed by or accompanied by appropriate instruments of transfer duly executed by the Holder or by the Holder's attorney duly authorized in writing, as follows:

            (i) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                       X = Y (A-B)/A

      where:           X = the number of shares of Common Stock to be issued to
                  Holder (not to exceed the number of shares set forth on the cover page of this Warrant Agreement, as adjusted pursuant to the provisions of Section 5 of this Warrant Agreement).

                  Y = the number of shares of Common Stock for which the Warrant is being exercised.

            For the purposes of making payment of the Warrant Price, such surrendered Note shall have a value equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of surrender in respect of payment of the Warrant Price.

            If a Holder surrenders a Note and such Note has an aggregate value which exceeds the aggregate Warrant Price, such surrendered value equal to the integral multiple of $500 that is next higher than such aggregate Warrant Price shall be applied to the payment of the Warrant Price and the Company shall pay the Holder an amount in cash equal to the excess (if any) of such integral multiple over the Warrant Price. A new Note shall be issued in the principal amount equal to that portion of such surrendered principal amount not applied to the Warrant Price not paid in cash to the Holder.

            2.2. Payment of Taxes. All shares of Class A Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid, nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Class A Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

            2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Class A Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Class A Common Stock on the date of exercise.

            2.4. Continued Validity. A holder of shares of Class A Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 17 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Class A Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3. TRANSFER, DIVISION AND COMBINATION

            3.1. Transfer. Subject to compliance with Sections 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and, funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Class A Common Stock without having a new Warrant issued.

            3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 3.1 and with
Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.


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

            3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4. ADJUSTMENTS

            The number of shares of Class A Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

            4.1. Stock Dividends, Subdivisions and Combinations. If at any time Company shall:

            (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

            (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

            (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Class A Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Class A Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

            4.2. Certain Other Distributions. If, at any time, the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

            (a) cash,


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

            (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

            (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised the Warrant. A reclassification of the Class A Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Class A Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

            4.3 Notwithstanding the foregoing provisions of this Section 4.2, in the event that the Company shall, at any time or from time to time after the Closing Date, declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its subsidiaries by way of divided or spin-off) on shares of its Common Stock in connection with a spin-off of assets or businesses of the Company or any of its subsidiaries to the Company's shareholders, then, and in each such case, the Company shall declare, order, pay and make the same dividend or distribution to each Holder of the Warrants as would have been made with respect to the number of shares of Common Stock such Holder would have received had it exercised all of its Warrants in full for all the shares of Common Stock then underlying such Warrants, immediately prior to such dividend or distribution.

            4.4 Other Provisions Applicable to Adjustments under This Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Class A Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

            (a) When Adjustments to Be Made. The adjustments required by this
      Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (b) Fractional Interests. In computing adjustments under this
      Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

            (c) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

            (d) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Class A Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

            (e) Challenge to Good Faith Determination. Whenever the Board of Directors of Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by Company and acceptable to the Majority Holders.

            4.4. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not survivor or where there is a change in or distribution with respect to the Common

Stock of the Company), or sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person or effectuate a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Class A Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Corporate Change. In case of any such Fundamental Corporate Change, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Class A Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section 4. For purposes of this Section 4.4, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.4 shall similarly apply each successive Fundamental Corporate Change.

            4.5. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, including with respect to any class thereof which would have a materially adverse effect upon the rights of any Holder, including, without limitation, the honoring of a conversion of Convertible Securities or the issuance of Additional Shares of Common stock, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

            4.6. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5. NOTICES TO WARRANT HOLDERS

            5.1. Notice of Adjustments. Whenever the number of shares of Class A Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2), specifying the number of shares of Class A Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section
4.4 or 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 16.2. the Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

            5.2. Notice of Corporate Action. If at any time

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,

            (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16.2.

6. NO IMPAIRMENT

            The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Class A Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Class A Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

            From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Class A Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Class A Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

            Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Class A Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

            Before taking any action which would result in an adjustment in the number of shares of Class A Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

            In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9. RESTRICTIONS ON TRANSFERABILITY

            The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9. Notwithstanding anything to the contrary contained herein, nothing in this Section 9 shall prohibit or otherwise restrict the Holder from transferring this Warrant or Warrant Stock, or any portion thereof, to any affiliate (as defined in the Exchange Act) or subsidiary of the Holder.

            9.1. Restrictive Legend. (a) Except as otherwise provided in this
Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in a certain Warrant dated March 31, 2001, originally issued by CYNET, INC. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of CYNET, INC. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                 (b) Except as otherwise provided in this Section 9, each
            Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

            9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2(a) that such opinion is reasonably satisfactory.

            The holders of Warrants and Warrant Stock shall have the right to request registration of such Warrant Stock pursuant to Sections 9.3 and 9.4.

            9.3. Required Registration. After receipt of a written request from the holders of Warrants and/or Warrant Stock representing at least an aggregate of 20% of the total of (i) all shares of Warrant Stock then subject to purchase upon exercise of all Warrants and (ii) all shares of Warrant Stock then outstanding, and which are Restricted Common Stock requesting that the Company effect the registration of Warrant Stock issuable upon the exercise of such holder's Warrants or of any of such holder's Warrant Stock under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Warrants and Warrant Stock in writing of the receipt of such request and each such holder, in lieu of exercising its rights under Section 9.4, may elect (by written notice sent to the Company within ten Business Days from the date of such holder's receipt of the aforementioned notice from the Company) to have its shares of Warrant Stock included in such registration thereof pursuant to this Section 9.3. Thereupon, the Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Warrant Stock that the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Stock so registered; provided, however, that the Company shall not be required to effect more than three registrations of any Warrant Stock pursuant to this Section 9.3, unless the Company shall be eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 9.3.

            9.4. Incidental Registration. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Warrants or Warrant Stock at least 60 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Warrant Stock, and the number of shares of Class A Common Stock for which this Warrant is exercisable, as such holders may request.

            Each holder of any such Warrants or any such Warrant Stock desiring to have Warrant Stock registered under this Section 9.4 shall advise the Company in writing within 30 days after the date of receipt of such offer from the Company, setting forth the amount of such Warrant Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Stock requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then all selling security holders (other than any demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 9.6, all expenses of such registration shall be borne by the Company.

            9.5. Registration Procedures. If the Company is required by the provisions of this Section 9 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

            (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

            (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

            (e) furnish, at the request of any holder requesting registration of Warrant Stock pursuant to Section 9.3, on the date that such shares of Warrant Stock are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Stock is not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Warrant Stock becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders holding a majority of the Warrant Stock being so registered may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Warrant Stock being so registered may reasonably request;

            (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

            (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

            It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of any holder of Warrants or Warrant Stock that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

            9.6. Expenses. All expenses incurred in complying with Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 9.5(d), shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Stock.

            9.7. Indemnification and Contribution. i) In the event of any registration of any of the Warrant Stock under the Securities Act pursuant to this Section 9, the Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 9.3) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

            (a) Each holder of any Warrant Stock, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other

Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Warrant Stock specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

            (b) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            9.8. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of
Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend (with the applicable date inserted) in place of the restrictive legend set forth hereon:

            "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTION 9 HEREOF TERMINATED ON _____________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Class A Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

            9.9. Listing on Securities Exchange. If the Company shall have listed or shall list any shares of Class A Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

            9.10. Certain Limitations on Registration Rights. Notwithstanding the other provisions of Section 9:

            (i) the Company shall not be obligated to register the Warrant Stock of any holder if, in the opinion of counsel to the Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Warrant Stock, in the manner proposed by such holder (or by such investment banking firm), may be effected without registering such Warrant Stock under the Securities Act; and

            (ii) the Company shall not be obligated to register the Warrant Stock of any holder pursuant to Section 9.3, if the Company has had a registration statement, under which such holder had a right to have its Warrant Stock included pursuant to Sections 9.3 or 9.4, declared effective within one year prior to the date of the request pursuant to Section 9.3; provided, however, that if any holder elected to have shares of its Warrant Stock included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 9.4, then such one-year period shall be reduced to six months.

            9.11. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Warrant Stock to be registered pursuant to
Section 9.3 shall be selected by the holders of a majority of the shares being so registered (other than any shares being registered pursuant to Section 9.4) and shall be reasonably acceptable to the Company.

10. SUPPLYING INFORMATION

            The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11. LOSS OR MUTILATION

            Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12. OFFICE OF COMPANY

            As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13. FINANCIAL AND BUSINESS INFORMATION

            The Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by the Company with
(i) the Commission or (ii) any securities exchange on which shares of Common Stock are listed.

14. APPRAISAL

            The determination of the Appraised Value per share of Class A Common Stock shall be made by an investment banking firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking firm selected by the Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking firm, then the Majority Holders and the Company shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

15. LIMITATION OF LIABILITY

            No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

16. MISCELLANEOUS

            16.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            16.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

            (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of Company maintained for such purpose.

            (b) If to Company at

                Cynet, Inc.
                12777 Jones Road, Suite 400
                Houston, Texas  77070
                Attention:  President
                Telecopy Number:  (281) 894-7952

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

            16.3. Indemnification. Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of (i) Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which Holder is made a party in its capacity as a stockholder of the Company; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of Company.

            16.4. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            16.5. Successors and Assigns. Subject to the provisions of Sections
3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

            16.6. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Class A Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

            16.7. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

            16.8. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            16.9. Governing Law. This Warrant shall be governed by the laws of the State of Texas, without regard to the provisions thereof relating to conflict of laws.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  March 31, 2001

                                        CYNET, INC.


                                        By: /s/ Vincent W. Beale, Sr.
                                            ------------------------------------
                                            Name:  Vincent W. Beale, Sr.
                                            Title:  Chairman & C.E.O.

Attest:


By: /s/ Samuel C. Beale
    ----------------------
    Name:  Samuel C. Beale
    Title:  Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

            The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _________ shares of Class A Common Stock of Cynet, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Class A Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ and, if such shares of Class A Common Stock shall not include all of the shares of Class A Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Class A Common Stock issuable hereunder be delivered to the undersigned.

                             ---------------------------------------------------
                             (Name of Registered Owner)


                             ---------------------------------------------------
                             (Signature of Registered Owner)

                             ---------------------------------------------------
                             (Street Address)

                             ---------------------------------------------------
                             (City)                    (State)        (Zip Code)

                                    EXHIBIT B

                                 ASSIGNMENT FORM

            FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Class A Common Stock set forth below:

Name and Address of Assignee                No of Shares of Class A Common Stock
----------------------------                ------------------------------------

and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer on the books of Cynet, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                             Print Name:
      --------------------                    ----------------------------------

                                   Signature:
                                             -----------------------------------

                                   Witness:
                                           -------------------------------------